EXHIBIT 32.1

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS
        ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report on Form 10-QSB of International Development Corp. for the quarter ending November 30, 2005, I, Betty-Ann Harland, Chief Executive Officer of International Development Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the quarter ending November 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending November 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of International Development Corp.

Dated:  January  13,  2006.

                                       /s/ Betty-Ann Harland
                                      ------------------------------------------
                                      Betty-Ann Harland, Chief Executive Officer


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